UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2022 urban-gro, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39933	46-5158469
(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (720) 390-3880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	UGRO	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 2, 2022 urban-gro, Inc., (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, that on April 29, 2022, the Company, Emerald Merger Sub, Inc. (“Merger Sub”), Emerald Construction Management, Inc. (“Emerald”), Christopher W. Cullens, Charles W. Cullens, and Green Stone Property LLC (“Green Stone” and, collectively with Christopher W. Cullens and Charles W. Cullens, the “Sellers”), and, solely in his capacity as the Seller Representative, Christopher W. Cullens (the “Seller Representative”) closed the Acquisition Agreement and Plan of Merger (the “Original Agreement” as amended by the First Amendment to Acquisition Agreement and Plan of Merger, the “Acquisition Agreement”), pursuant to which Emerald merged with and into Merger Sub and the Company purchased all of Sellers’ membership interest in CTS Strategies, LLC (the “CTS Interest”).

This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of the Acquired Entities and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Except as provided above, the disclosure included in the Original Form 8-K otherwise remains unchanged.

Item 1.01. Entry Into a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K regarding the Purchase Agreement (as such term is defined in Item 2.01 below) is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Original Form 8-K, the Company purchased the CST Interest and Emerald merged with and into Merger Sub pursuant to the terms and conditions of that certain Acquisition Agreement. On April 29, 2022, the Company closed the Acquisition Agreement (the “Closing”) and entered into a First Amendment to Acquisition Agreement and Plan of Merger to implement various amendments to the Original Agreement (the “First Amendment”).

For more information on the Acquisition Agreement, see the May 2, 2022 Form 8-K, which is incorporated into this Item 2.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i) The audited financial statements of Emerald as of December 31, 2021 and 2020 and for the years ended December 31, 2021 and 2020, including the notes related thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

(ii) The unaudited financial statements of Emerald as of March 31, 2022, and for the three months ended March 31, 2022, including the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of urban-gro, Inc. and Emerald as of March 31, 2022, and for the three months ended March 31, 2022, and the year ended December 31, 2021, including the notes related thereto, are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Number	Exhibit
99.1	Audited financial statements of Emerald as of December 31, 2021 and 2020 and for the years ended December 31, 2021 and 2020
99.2	Unaudited financial statements of Emerald as of March 31, 2022, and for the three months ended March 31, 2022
99.3	Unaudited pro forma condensed combined financial information of urban-gro, Inc. and Emerald as of March 31, 2022, and for the three months ended March 31, 2022 and the year ended December 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN-GRO, INC.

Date: July 15, 2022	By:	/s/ Bradley Nattrass
Bradley Nattrass
Chief Executive Officer